UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2005

                               ARIES VENTURES INC.
             (Exact name of registrant as specified in its charter)


        Nevada                    0-14136                84-0987840
    (State or other          (Commission File         (I.R.S. Employer
     jurisdiction                Number)            Identification Number)
  of incorporation or
     organization)

11111 Santa Monica Boulevard, Suite 1250
        Los Angeles, California                           90025
(Address of principal executive offices)               (Zip Code)

                                 (310) 402-5069
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

     On October 7, 2005, Aries Ventures Inc., a Nevada corporation, issued a press release announcing that it had extended the expiration date of its Class A common stock purchase warrants from October 11, 2005 to November 11, 2005. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1, and is incorporated in its entirety herein by reference.


ITEM 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired - not applicable

(b) Pro forma information - not applicable

(c) Shell company transactions - not applicable

(d) Exhibits

      A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              Aries Ventures Inc.
                                              -------------------
                                                 (Registrant)



                                              /s/ ROBERT N. WEINGARTEN
Date:  October 7, 2005                   By:  ________________________
                                              Robert N. Weingarten
                                              Chief Financial Officer
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                                INDEX TO EXHIBITS



Exhibit
Number           Description
------           -----------

99.1             Press release dated October 7, 2005